                                                                   EXHIBIT 10.15



                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 30, 2002 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 10.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); CREDIT LYONNAIS NEW YORK BRANCH and SUNTRUST BANK, as co-documentation agents (in such capacity, together with their successors and assigns in such capacity, the "Documentation Agents"); and DEUTSCHE BANK ALEX. BROWN INC. and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, together with their successors and assigns in such capacity, the "Syndication Agents").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agents and the Documentation Agents are parties to an Amended and Restated Credit Agreement dated as of June 19, 2001 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested the Lenders' consent to the issuance of up to $300,000,000 in a public offering of Subordinated Debt by LifePoint Parent and the payment of regularly scheduled payments of interest thereon. Such Subordinated Debt may be convertible into common Equity Interests of LifePoint Parent, will have a maturity at least one year after the Scheduled Revolving Termination Date and will have no current principal payment feature. The material terms of such Subordinated Debt are set forth on Schedule A hereto. If no less than $150,000,000 is raised by such issuance, the Borrower has also requested that LifePoint Parent be permitted to use up to 30% of the aggregate total proceeds of such issuance to buy back common Equity Interests of LifePoint Parent.

         C. The Lenders signing below are willing to consent to such requests on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. ISSUANCE OF SUBORDINATED DEBT. Section 7.2(g) of the Credit Agreement is revised by substituting the amount of $300,000,000 for $150,000,000 therein with respect to the issuance by LifePoint Parent of Subordinated Debt in a public offering.

         B. BUYBACK OF COMMON EQUITY INTERESTS. Section 7.8(k) of the Credit Agreement is revised by adding the following additional language at the end thereof:

         "and provided the public offering of Subordinated Debt by LifePoint Parent in 2002 has been consummated, the proceeds of such public offering equal or exceed $150,000,000, and further provided that no Default exists or could reasonably be expected to result from such stock repurchases, stock repurchases by LifePoint Parent of its publicly traded common Equity Interests for purchase prices which in the aggregate do not exceed 30% of the aggregate amount of total proceeds of such public offering."

         C. INTEREST PAYMENTS ON SUBORDINATED DEBT. Section 7.6(g) of the Credit Agreement is amended by adding the following language at the end of the existing language thereto:

         "... LifePoint Parent may make regularly scheduled payments (but not prepayments) of interest under its Subordinated Debt issued in a public offering in 2002 unless, on the date of any such proposed payment or after giving effect thereto, a Default shall have occurred and be continuing or could reasonably be expected to result therefrom; and"

         D. BUYBACK OF HIGH YIELD NOTES. By letter agreement dated 4/2/02, the Required Lenders approved the repurchase of all of the High Yield Notes on or before December 31, 2002. The Borrower had requested that the date by which such High Yield Notes may be repurchased be extended from December 31, 2002 to the Scheduled Revolving Termination Date. By agreeing to this Amendment, the Required Lenders agree to such extension.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Loan Parties under the Loan Documents shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by any of the Loan Parties shall remain in full force and effect and , by the Borrower's signature hereto and each other Loan Party's consent hereto, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment has been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of any Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. No Loan Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of each Loan Party signatory hereto, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         E.       The Borrower will satisfy all of the conditions set forth in
SECTION IV.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement and grant the foregoing consent, is subject to the following conditions precedent and subsequent:

         A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

         1.       On or before the date hereof:

                  (a)  This Amendment; and

                  (b) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

         2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel.

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                    LIFEPOINT HOSPITALS HOLDINGS, INC.



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK,
                                    as Administrative Agent and a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A.,
                                    as Co-Syndication Agent and a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    DEUTSCHE BANK SECURITIES INC.,
                                    as Co-Syndication Agent



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                             (signatures continued)



                                               Signature Page to First Amendment

                                    SUNTRUST BANK,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    FIRSTAR BANK, N.A.,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                             (signatures continued)



                                               Signature Page to First Amendment

                                    NATIONAL CITY BANK OF KENTUCKY,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:









                                               Signature Page to First Amendment

                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing First Amendment to Credit Agreement dated as of April __, 2002 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Amended and Restated Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 in favor of the Agent and the Lenders which remains in full force and effect.

                                    LIFEPOINT HOSPITALS, INC.



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing First Amendment to Credit Agreement dated as of April 30, 2002 (the "Amendment") to which this Subsidiary Confirmation of Security is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify, as applicable, its Amended and Restated Guarantee and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 with the Agent, on behalf of the Lenders, or its Guarantee and Pledge Agreement entered into under such Credit Agreement and dated as of July 30, 2001, each of which remain in full force and effect with respect to all of the Borrower Obligations and Grantor Obligations (as defined therein).

                                    AMERICA GROUP OFFICES, LLC
                                    AMERICA MANAGEMENT
                                      COMPANIES, LLC
                                    AMG-CROCKETT, LLC
                                    AMG-HILCREST, LLC
                                    AMG-HILLSIDE, LLC
                                    AMG-LIVINGSTON, LLC
                                    AMG-LOGAN, LLC
                                    AMG-SOUTHERN TENNESSEE, LLC
                                    AMG-TRINITY, LLC
                                    ASHLEY VALLEY MEDICAL CENTER, LLC
                                    ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                    ATHENS PHYSICIAN PRACTICE, LLC
                                    ATHENS REGIONAL MEDICAL CENTER, LLC
                                    BARROW MEDICAL CENTER, LLC
                                    BARTOW HEALTHCARE PARTNER, INC.
                                    BARTOW HEALTHCARE SYSTEM LTD
                                    BARTOW MEMORIAL LIMITED PARTNER, LLC
                                    BOURBON COMMUNITY HOSPITAL, LLC
                                    BOURBON PHYSICIAN PRACTICE, LLC
                                    BUFFALO TRACE RADIATION ONCOLOGY
                                      ASSOCIATES, LLC
                                    CASTLEVIEW HOSPITAL, LLC
                                    CASTLEVIEW MEDICAL, LLC
                                    CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                    COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                    COMMUNITY MEDICAL, LLC
                                    CROCKETT HOSPITAL, LLC
                                    CROCKETT PHO, LLC
                                    DODGE CITY HEALTHCARE GROUP, L.P.
                                    DODGE CITY HEALTHCARE PARTNER, INC.
                                    GEORGETOWN COMMUNITY HOSPITAL, LLC

                             (signatures continued)

                                    GEORGETOWN REHABILITATION, LLC
                                    HALSTEAD HOSPITAL, LLC
                                    HCK LOGAN MEMORIAL, LLC
                                    HDP ANDALUSIA, LLC
                                    HDP GEORGETOWN, LLC
                                    HILLSIDE HOSPITAL, LLC
                                    HST PHYSICIAN PRACTICE, LLC
                                    HTI GEORGETOWN, LLC
                                    HTI PINELAKE, LLC
                                    INTEGRATED PHYSICIAN SERVICES, LLC
                                    KANSAS HEALTHCARE MANAGEMENT
                                       COMPANY, INC.
                                    KANSAS HEALTHCARE MANAGEMENT
                                       SERVICES, LLC
                                    KENTUCKY HOSPITAL, LLC
                                    KENTUCKY MEDSERV, LLC
                                    KENTUCKY MSO, LLC
                                    KENTUCKY PHYSICIANS SERVICES, INC.
                                    LAKE CUMBERLAND REGIONAL HOSPITAL,
                                       LLC
                                    LAKE CUMBERLAND REGIONAL PHYSICIAN
                                       HOSPITAL ORGANIZATION, LLC
                                    LANDER VALLEY MEDICAL CENTER, LLC
                                    LHSC, LLC
                                    LIFEPOINT ASSET MANAGEMENT COMPANY,
                                       INC.
                                    LIFEPOINT CORPORATE SERVICES, GENERAL
                                       PARTNERSHIP
                                    LIFEPOINT CSGP, LLC
                                    LIFEPOINT CSLP, LLC
                                    LIFEPOINT HOLDINGS 2, LLC
                                    LIFEPOINT HOLDINGS 3, INC.
                                    LIFEPOINT OF GAGP, LLC
                                    LIFEPOINT OF GEORGIA, LIMITED
                                       PARTNERSHIP
                                    LIFEPOINT OF KENTUCKY, LLC
                                    LIFEPOINT OF LAKE CUMBERLAND, LLC
                                    LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                    LIFEPOINT RC, INC.
                                    LIVINGSTON REGIONAL HOSPITAL, LLC
                                    LOGAN MEDICAL, LLC
                                    LOGAN MEMORIAL HOSPITAL, LLC

                             (signatures continued)

                                    LOGAN PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW REGIONAL MEDICAL CENTER,
                                       LLC
                                    MEADOWVIEW RIGHTS, LLC
                                    PINELAKE PHYSICIAN PRACTICE, LLC
                                    PINELAKE REGIONAL HOSPITAL, LLC
                                    POITRAS PRACTICE, LLC
                                    PUTNAM COMMUNITY MEDICAL CENTER, LLC
                                    PUTNAM DIAGNOSTIC IMAGING CENTER, LLC
                                    R. KENDALL BROWN PRACTICE, LLC
                                    RIVERTON MEMORIAL HOSPITAL, LLC
                                    RIVERTON PHYSICIAN PRACTICES, LLC
                                    RIVERVIEW MEDICAL CENTER, LLC
                                    SELECT HEALTHCARE, LLC
                                    SILETCHNIK PRACTICE, LLC
                                    SMITH COUNTY MEMORIAL HOSPITAL, LLC
                                    SOMERSET SURGERY PARTNER, LLC
                                    SOUTHERN TENNESSEE EMS, LLC
                                    SOUTHERN TENNESSEE MEDICAL CENTER, LLC
                                    SOUTHERN TENNESSEE PHO, LLC
                                    SPRINGHILL MEDICAL CENTER, LLC
                                    SPRINGHILL MOB, LLC
                                    SPRINGHILL PHYSICIAN PRACTICE LLC
                                    THM PHYSICIAN PRACTICE, LLC
                                    VILLE PLATTE MEDICAL CENTER, LLC
                                    WESTERN PLAINS REGIONAL HOSPITAL, LLC
                                    WOODFORD HOSPITAL, LLC



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:
                                       (duly authorized signatory as to all)

                                   SCHEDULE A

                         Terms of 2002 Subordinated Debt

General:                   Unsecured senior subordinated obligations subordinated to all existing and future senior indebtedness.

Maturity:                  At least 7 years.  No principal payments, prepayments or mandatory redemption prior to such date without consent of Required Lenders.

Interest:                  Not to exceed 9%.

Subordination
Terms:                     Substantially similar to subordination provisions of High Yield Notes.